Exhibit 10.8

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

AMENDMENT NUMBER 1

TO THE SUPPLY AGREEMENT

between GW PHARMA LIMITED (“GW”) having its registered office at Porton Down Science Park, Salisbury, Wiltshire SP4 0JQ and BAYER HEALTHCARE AG, Division Pharma, having its registered office at Bayerwerk, 51368 Leverkusen, Germany (“Bayer”)

WHEREAS, Bayer AG and GW executed a Supply Agreement as of the 20th day of May 2003;

WHEREAS, Bayer AG transferred its entire healthcare business including all contractual rights and obligations to its 100% subsidiary Bayer HealthCare AG with effect of October 1, 2003, as permitted in accordance with. Clause 19 of the Supply Agreement and Clause 22.2 of the License and Distribution Agreement;

WHEREAS, Bayer decided to exercise its option under clause 3.1 of the License and Distribution Agreement for Canada;

WHEREAS, the Parties wish to agree upon the Supply Prices for Canada;

WHEREAS, in accordance with Clauses 3.2 and 4 of the Supply Agreement, the Parties will negotiate in good faith the provisions relating to orders for Products applicable to Canada as well as provisions relating to Delivery of Products applicable to Canada.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                                      Appendix 1, Part B, for Canada is completed in the form attached to this Amendment.

2.                                      This Amendment shall be executed in two counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Amendment, but all counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties, through their authorised officers, have executed this Agreement as of the date first written above.

Signed for and on behalf of BAYER HEALTHCARE AG	Signed for and on behalf of GW PHARMA LIMITED

Leverkusen, 4th November 2003	Salisbury, 4th November 2003

/s/ ppa. D. Brocks	/s/ Justin Gover
Dr. Dietrich Brooks Head of International Cooperations and Licensing Europe	Justin Gover Managing Director

/s/ ppa Alexander Bey	/s/ David Kirk
Dr. Alexander Bey Law and Patents	David Kirk Finance Director

APPENDIX 1.B. for Canada

THE SUPPLY PRICES

In the event that only Milestone 1 or Milestone 3 as specified in Appendix 3 of the License and Distribution Agreement as amended for Canada by Amendment Number 1 has been achieved, for Net Sales in each Commercial Year, the Supply Prices are to be calculated as *** percent (***%) of Net Selling Price.

Immediately upon achievement of any additional Milestone listed in Appendix 3 of the License and Distribution Agreement as amended for Canada by Amendment Number 1, for Net Sales in each Commercial Year up to *** percent (*** %) of the Net Sales forecasts below, the Supply Prices are to be calculated as *** percent (*** %) of Net Selling Price. For Net Sales in each Commercial Year above ***  percent (*** %) and up to *** percent (*** %) of the Net Sales forecasts below for that Commercial Year, *** percent (***  %) of the Net Selling Price shall be added to the Supply Price for the incremental Net Sales (for the avoidance of doubt, in respect of such incremental Net Sales, the Supply Price is *** percent (*** %) of the Net Selling Price). In respect of Net Sales in each Commercial Year above *** percent (*** %) of the Net Sales forecasts below for that Commercial Year, another *** percent (*** %) of the Net Selling Price shall be added to the Supply Price for the incremental Net Sales (for the avoidance of doubt, in respect of such incremental sales, the Supply Price is *** percent (*** %) of the Net Selling Price); provided, however, that BAYER is not entitled to a Supply Price of *** percent (*** %) according to Appendix 3, number 6 of the License and Distribution Agreement as amended for Canada by Amendment Number 1.

B. Canada

Sales in Canada of the Products

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.